Subsequent Events	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
16.	SUBSEQUENT EVENTS

On October 2, 2025, the Company closed a follow-on public offering, issuing (i) 11,766,627 Class A ordinary shares, par value $0.0005 per share, and (ii) 23,533,254 warrants to purchase an equal number of Class A ordinary shares (the “Warrants”), at an exercise price of $0.72 per share, exercisable upon issuance and having a term of five years from the initial exercise date. The Class A ordinary shares and the Warrants were sold at a combined public offering price of $0.60 per share and accompanying Warrants. Each Class A ordinary share was sold together with two Warrants.

Following the completion of the offering, the Company had 18,347,877 Class A ordinary shares outstanding (compared to 6,581,250 Class A ordinary shares outstanding as of September 30, 2025) and 5,000,000 Class B ordinary shares outstanding. The share amounts exclude any Class A ordinary shares underlying the Warrants issued in the offering.

The Company received net proceeds of approximately $6.34 million from the offering, which were calculated based on gross offering proceeds of $7.06 million, less placement agent commissions of $0.28 million and offering expenses of approximately $0.44 million.

The Group has performed an evaluation of subsequent events through the date of the unaudited condensed consolidated financial statements which were issued, and determined that no other events that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.